UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2019

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	HTBI	The NASDAQ Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 26, 2019, the Board of Directors (the “Board”) of HomeTrust Bancshares, Inc. (the “Company”), the holding company for HomeTrust Bank (the “Bank”), increased the size of the Board from nine to ten directors and appointed John A. Switzer as a director of the Company, effective September 3, 2019. Mr. Switzer was appointed to the Board’s Audit Committee and Investment Committee and will serve in the class of directors whose terms expire in fiscal 2022. Mr. Switzer also was appointed as a director of the Bank effective September 3, 2019.
Mr. Switzer will generally be entitled to the same compensation arrangement as is provided to the other non-employee directors of the Company and the Bank. Effective July 1, 2019, this arrangement consists of the following (i) an annual cash retainer of $34,000; (ii) a cash fee of $1,500 for each in-person Board meeting attended in excess of ten in-person meetings during the year; (iii) a cash fee of $750 for each in-person committee meeting attended and for each telephonic committee meeting attended lasting one hour or more; (iv) an annual restricted stock award with a grant date value of approximately $30,000; and (v) an additional annual cash retainer of $15,000 for the Lead Director/Vice Chair, $10,000 for the Audit Committee Chair, $7,500 for the Compensation Committee Chair and $5,000 for the Governance and Nominating Committee Chair.
A copy of the press release issued by the Company announcing the appointment of Mr. Switzer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press release dated August 29, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: August 29, 2019	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

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